[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 2001

[graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) MONEY
                         MARKET SERIES

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                              INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman         Massachusetts Financial Services Company
and Chief Executive Officer,          500 Boylston Street
MFS Investment Management(R)          Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private     DISTRIBUTOR
investor and trustee                  MFS Fund Distributors, Inc.
                                      500 Boylston Street
William R. Gutow+ - Private           Boston, MA 02116-3741
investor and real estate
consultant; Vice Chairman,            INVESTOR SERVICE
Capitol Entertainment Management      MFS Service Center, Inc.
Company (video franchise)             P.O. Box 2281
                                      Boston, MA 02107-9906
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                    For additional information,
                                      contact your investment professional.
PORTFOLIO MANAGER
Terri A. Vittozzi*                    CUSTODIAN
                                      State Street Bank and Trust Company
TREASURER
James O. Yost*                        WORLD WIDE WEB
                                      www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1)Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2)Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
   (FNMA).

(3)Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4)Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and
   25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
Following one of its most aggressive campaigns to cut interest rates, the Federal Reserve Board (the Fed) reduced the federal funds rate from 6.50% in early January to 3.75% at the end of June. While we've seen the yield on the series decline during the period, the series' positive results helped to provide less risk for many investors, relative to more aggressive investments.

In anticipation of the Fed's rate reductions, early in the period we lengthened the series' maturity and targeted 55-65 days for the average maturity of the series' holdings. By doing so, we were able to lock in higher yields in a declining interest rate environment; at the same time, our goal was to protect the series from possible credit problems by avoiding money market securities with maturities longer than 65 days. Toward the end of the period, we maintained our outlook for short-term interest rates and targeted 50 days for the average maturity of the series' holdings.

Although current rates seem to reflect the belief that the Fed is near the end of its rate-cutting program, economic fundamentals have been very mixed, and we think the Fed will likely wait for additional data over the next couple of months to gain a better picture of the economic outlook for the second half of the year. At that point, we think the Fed could go either way with interest rates, although its clear goal is to steer the economy toward sustainable economic growth. That said, we feel the series has been positioned to take advantage of a relatively stable interest rate environment in the near term.

We have continued to limit the series' investments to securities issued or guaranteed by the U.S. Treasury, agencies or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to help provide security against credit risk. On June 30, 2001, approximately 92% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the series.

     Respectfully,

 /s/ Terri A. Vittozzi

     Terri A. Vittozzi
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Terri A. Vittozzi is a portfolio manager at MFS Investment Management(R) (MFS(R)). She manages the money market portfolios of our mutual funds, offshore funds and variable annuities.

Terri joined MFS in 1992. She held various positions at MFS including portfolio settlements coordinator and money market trader before being named assistant portfolio manager in 2000 and portfolio manager in January 2001.

Terry earned a bachelor's degree from Babson College and a Master of Business Administration degree from Bentley College.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity

Commencement of investment operations: January 3, 1995

Size: $19.4 million net assets as of June 30, 2001

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase unit price volatility. Please see the prospectus for details.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Commercial Paper - 91.8%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)       VALUE
-------------------------------------------------------------------------------
    Abbey National North America, due 8/15/01              $350     $  348,329
    Alpine Securitization Corp., due 7/02/01 - 8/09/01      777        776,026
    American Express Credit Corp., due 9/12/01              350        347,360
    American General Corp., due 7/16/01                     365        364,288
    Archer Daniels Midland Co., due 8/08/01                 400        398,087
    Barton Capital Corp., due 7/02/01                       716        715,918
    BellSouth Telecommunications, due 8/10/01               350        348,514
    BMW U.S. Capital Corp., due 7/02/01 - 7/27/01           777        775,897
    Campbell Soup Co., due 8/24/01                          203        201,812
    Caterpillar Financial Services N V, due 7/19/01         350        349,265
    Centric Capital Corp., due 8/28/01                      350        347,818
    Ciesco- LP, due 8/03/01                                 350        348,717
    Coca Cola Enterprises, Inc., due 9/14/01                350        347,258
    Corporate Asset Funding Co., due 8/07/01                350        348,586
    CXC, Inc., due 7/02/01                                  776        775,911
    Dexia Delaware LLC, due 8/10/01                         350        348,476
    Dow Chemical Co., due 9/12/01                           350        347,360
    ED & F Treasury Management, due 8/16/01                 350        348,256
    Enterprise Funding Corp., due 9/11/01                   350        347,354
    Equitable Resources, Inc., due 7/18/01                  350        349,349
    Ford Motor Credit Corp., due 8/24/01                    350        347,979
    General Electric Capital Corp., due 8/28/01             350        347,823
    General Reinsurance Corp., Due 7/27/01                  350        348,938
    Gillette Co., due 7/20/01                               350        349,143
    Glaxo Wellcome PLC, due 9/28/01                         350        346,928
    Goldman Sachs Group LP, due 7/24/01                     350        349,056
    Halliburton Corp., due 9/11/01                          350        347,375
    ING America Insurance Holdings, due 8/21/01             350        348,046
    Kittyhawk Funding Corp., due 9/17/01                    350        347,080
    Knights Funding Corp., due 7/13/01                      350        349,501
    McGraw Hill, Inc., due 7/18/01 - 8/17/01                700        697,137
    Metropolitan Life Funding, Inc., due 9/27/01            350        346,877
    Morgan Stanley Dean Witter, due 10/02/01                350        346,655
    National Rural Utilities Cooperative Finance Corp.,
      due 8/23/01                                           350        348,011
    New Center Asset Trust, due 7/02/01                     776        775,911
    Pemex Capital, due 9/25/01                              350        346,923
    Private Export Funding Corp., due 12/19/01              350        344,181
    Quincy Capital Corp., due 9/17/01                       350        347,194
    SBC Communications, Inc., due 8/13/01                   350        348,382
    Societe Generale, due 10/09/01                          250        246,997
    Svenska Handelsbanken, Inc., due 7/02/01                350        349,954
    Tribune Co., due 9/14/01                                350        347,302
    UBS Finance, Inc., due 8/08/01                          250        248,955
    Verizon Global Funding, due 7/19/01                     350        349,311
    Wal-Mart Stores, Inc., due 7/24/01                      350        349,179
-------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                $17,809,419
-------------------------------------------------------------------------------

U.S. Government Agencies - 8.4%
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 8/16/01 -
      10/11/01                                             $750    $   743,466
    Federal National Mortgage Assn., due 10/04/01 -
      10/11/01                                              900        889,342
-------------------------------------------------------------------------------
Total U.S. Government Agencies, at Amortized Cost
  and Value                                                        $ 1,632,808
-------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                      19,442,227
Other Assets, Less Liabilities - (0.2)%                                (35,513)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $19,406,714
-------------------------------------------------------------------------------
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
JUNE 30, 2001
-----------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                      $19,442,227
  Cash                                                                  260
  Other assets                                                          428
                                                                -----------
      Total assets                                              $19,442,915
                                                                -----------
Liabilities:
  Distributions payable                                         $         5
  Payable for series shares reacquired                               35,559
  Payable to affiliates -
    Management fee                                                      531
    Reimbursement fee                                                   106
                                                                -----------
      Total liabilities                                         $    36,201
                                                                -----------
Net assets (represented by paid-in capital)                     $19,406,714
                                                                ===========
Shares of beneficial interest outstanding                        19,406,714
                                                                 ==========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)        $1.00
                                                                  =====
See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $435,227
                                                                   --------

  Expenses -
    Management fee                                                 $ 42,427
    Trustees' compensation                                            1,230
    Shareholder servicing agent fee                                   2,965
    Administrative fee                                                1,471
    Custodian fee                                                     3,739
    Printing                                                          3,867
    Auditing fees                                                    13,172
    Legal fees                                                        2,517
    Miscellaneous                                                     2,072
                                                                   --------
      Total expenses                                               $ 73,460
    Fees paid indirectly                                             (1,207)
    Reduction of expenses by investment adviser                     (21,340)
                                                                   --------
      Net expenses                                                 $ 50,913
                                                                   --------
        Net investment income                                      $384,314
                                                                   ========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                   YEAR ENDED
                                                               JUNE 30, 2001            DECEMBER 31, 2000
                                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions
    to shareholders                                              $   384,314                  $   619,038
                                                                 -----------                  -----------

Series share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                               $15,804,464                  $ 8,569,228
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                    384,300                      619,222
  Cost of shares reacquired                                       (7,996,301)                  (9,400,610)
                                                                 -----------                  -----------
    Total increase (decrease) in net assets                      $ 8,192,463                  $  (212,160)
Net assets:
  At beginning of period                                          11,214,251                   11,426,411
                                                                 -----------                  -----------
  At end of period                                               $19,406,714                  $11,214,251
                                                                 ===========                  ===========

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                            SIX MONTHS ENDED      ----------------------------------------------------------------------------
                               JUNE 30, 2001            2000            1999            1998             1997             1996
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                           $ 1.00          $ 1.00          $ 1.00          $ 1.00           $ 1.00           $ 1.00
                                      ------          ------          ------          ------           ------           ------

Income from investment operations# -
  Net investment income(S)            $ 0.02          $ 0.06          $ 0.05          $ 0.05           $ 0.05           $ 0.04
                                      ------          ------          ------          ------           ------           ------

Less distributions declared to
  shareholders from net investment
  income                              $(0.02)         $(0.06)         $(0.05)         $(0.05)          $(0.05)          $(0.04)
                                      ------          ------          ------          ------           ------           ------
Net asset value - end of period       $ 1.00          $ 1.00          $ 1.00          $ 1.00           $ 1.00           $ 1.00
                                      ======          ======          ======          ======           ======           ======
Total return                            4.70%+          5.93%           4.59%           4.91%            4.91%            4.55%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            0.62%+          0.62%           0.61%           0.62%            0.61%            0.63%
  Net investment income                 4.55%+          5.76%           4.52%           4.76%            4.91%            4.53%
Net assets at end of period
  (000 Omitted)                      $19,407         $11,214         $11,426         $11,569           $8,755             $633

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.10% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and ratios would have been:

    Net investment income (loss)      $ 0.02          $ 0.05          $ 0.04          $ 0.05           $ 0.04           $(0.21)
    Ratios (to average net assets):
      Expenses##                        0.87%+          0.99%           0.88%           0.96%            1.36%           27.74%
      Net investment income (loss)      4.30%+          5.39%           4.25%           4.42%            4.16%          (22.58)%
 + Annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Money Market Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and /or life insurance products. As of June 30, 2001, there were 6 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to amortization and accretion on debt securities.

At December 31, 2000, the series, for federal income tax purposes, had a capital loss carryforward of $92 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                        EXPIRATION DATE     AMOUNT
                        --------------------------
                        December 31, 2005        $(24)
                        December 31, 2006         (21)
                        December 31, 2007          (8)
                        December 31, 2008         (39)
                                                 ----
                          Total                  $(92)
                                                 ====

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2001, aggregate unreimbursed expenses amounted to $237,208.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $241,874,332 and $234,018,000, respectively.

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) Line of Credit
The series and other affiliated series participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $119. The series had no borrowings during the period.

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(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VMM-3 8/01 1.4M